Exhibit 99.2

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 1 Open Open / Confidential / Secret Q3 2023 Earnings Call Nov. 9, 2023

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 2 Open Urban Forssell Chief Executive Officer Fredrik Nihlén Chief Financial Officer Presenters

2023 - 11 - 09 3 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Legal Disclaimer This presentation contains, and related oral and written statements of Neonode Inc. (the “Company”) and its management may contain, forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward - looking statements include information about current expectations, strategy, plans, potential financial performance or future events. Th ey also may include statements about market opportunity and sales growth, financial results, use of cash, product development an d introduction, regulatory matters and sales efforts. Forward - looking statements are based on assumptions, expectations and information available to the Company and its management and involve a number of known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially d iff erent from any expressed or implied by these forward - looking statements. These uncertainties and risks include, but are not limited to, our ability to secure financing when needed on acceptable terms, risks related to new product development, our ability to protect ou r intellectual property, our ability to compete, general economic conditions including as a result of the ongoing COVID - 19 pandemi c or geopolitical conflicts such as the war in Ukraine, as well as other risks outlined in filings of the Company with the U.S. Se cur ities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Prospective investors a re advised to carefully consider these various risks, uncertainties and other factors. Any forward - looking statements included in this presentation are made as of today’s date. The Company and its management undertake no duty to update or revise forward - looking statements. This presentation has been prepared by the Company based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believe s such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. Open

2023 - 11 - 09 4 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Agenda 1. Summary 2. Q3 2023 Financial Results 3. Strategy & Business Update 4. Q&A Open

2023 - 11 - 09 5 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 5 Summary of Key Points Q3 and YTD • Licensing revenues decreased in Q3 but are stable YTD • Some customers reported lower sales volumes in Q3 compared to Q2 • YTD sales volumes on par with the sales volumes during the same period 2022 • Product sales revenues improved in Q3 but are below targets YTD • Weaker customer demand than expected • Delays in several projects • We continue to adjust and sharpen our strategies and tactics to improve sales performance • Increased focus on the segments and markets where we believe we have the best possibilities to create break throughs • Intensified marketing efforts to create demand for our products and offerings Open

2023 - 11 - 09 6 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Agenda 1. Summary 2. Q3 2023 Financial Results 3. Strategy & Business Update 4. Q&A Open

2023 - 11 - 09 7 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Q 3 /’23 Financial Results – Revenues Open $1. 0 million Revenue Total Q 3 2023 ▼ 18 % YoY $0. 2 million Revenue Products Q 3 2023 ▲ 5 % YoY $ 0 . 8 million Revenue License Q 3 2023 ▼ 20 % YoY -200 0 200 400 600 800 1,000 1,200 1,400 AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA AMER APAC EMEA Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Thousands Revenues by Revenue Stream and Region License fees Products NRE -200 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Thousands Revenues by Revenue Stream License fees Products NRE

2023 - 11 - 09 8 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Q 3 /’23 Financial Results – Gross Profit/ Margin Open 48 % Adjusted Gross Margin TSMs * Q 3 2023 0 pp YoY (39) % Gross Margin Products Q 3 2023 ▼ 88 pp YoY * See reconciliation in Appendix ”Non - GAAP Financial Measures ” -250% -200% -150% -100% -50% 0% 50% 100% -200 -150 -100 -50 0 50 100 150 200 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Thousands Gross Profit/Margin Products Gross profit Gross margin 0% 10% 20% 30% 40% 50% 60% 70% 0 50 100 150 200 250 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Thousands Gross Profit/Margin TSMs Adjusted* Gross profit Gross margin

2023 - 11 - 09 9 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Q 3 /’23 Financial Results – Operating Expenses Open $2. 2 million Operating Expenses Q 3 2023 ▲ 6 % YoY -3,500 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Thousands Operating Expenses

2023 - 11 - 09 10 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Q 3 /’23 Financial Results – Cash Open Lorem $ 19.4 million Cash and Accounts Receivables Sep . 30, 2023 ▲ 3 . 1 Million Dec. 31, 2022 $ 1 . 8 million Net Cash Burn Operating Activities Q 3 2023 ▲ 272 % YoY -3,500 -3,000 -2,500 -2,000 -1,500 -1,000 -500 0 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 Q4-21 Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Thousands Net cash used in operating activities

2023 - 11 - 09 11 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Agenda 1. Summary 2. Q3 2023 Financial Results 3. Strategy & Business Update 4. Q&A Open

2023 - 11 - 09 12 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 12 Open Lorem ipsum dolor sit Interactive Holographic Displays Shown here is a queue management kiosk used in government services building in Gangnam, Seoul, South Korea, developed by our partner Marketon using our TSM products. 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 12 Open

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 13 Open 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 13 Rugged Touch and Touchless User Interface Features for Medtech Pictures from LabDays Oslo 2023 where we demonstrated a touchless user interface solution for analytical instruments that avoids cross contamination based on our TSM products . 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 13 Open

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 14 Open 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 14 Touch On Any Surface Our optical touch technology zForce ® supports touch features on any surface, e.g., glass, plastic, metal, wood, or leather and allows the use of fingers, styluses, and other objects to interact with the underlying system. 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 14 Open

2023 - 11 - 09 15 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 15 Open Lorem ipsum dolor sit HUD Obstruction Detection Neonode offers custom object detection features tailored for each customer’s specific needs. Our proven zForce technology - found in millions of vehicles on the market - is ideally suited for reliably detecting different objects sitting on the HUD unit and obstructing the projected image. 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 15 Open

2023 - 11 - 09 16 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 16 Open Driver and In - cabin Monitoring Custom driver and in - cabin monitoring applications for any need Unparalleled robustness, scalability, and efficiency Sophisticated software platform including development tools for efficient and controlled development of new features 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 16 Open

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 17 Open 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 17 Events Q3 2023 • iVT Expo Off - Highway Vehicle Technology, Chicago, Illinois, Aug. 21 - 22 • Vendtra Vending Trade Festival, Munich, Germany, Sep. 24 - 25 • SID Vehicle Displays and Interfaces, Detroit, Michigan, Sep. 26 - 27 • LabDays Oslo 2023, Oslo, Norway, Oct. 11 - 12 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 17 Open

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 18 Open 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 18 Upcoming Events 2023 • Agritechnica , Hannover, Germany, Nov. 12 - 18 • Compamed , Düsseldorf, Germany, Nov. 13 - 16 • InCabin Sensing, Dearborn, Michigan, Dec. 6 - 8 • Car. HMI, Dearborn, Michigan, Dec. 6 – 8 2024 • CES, Las Vegas, Nevada, Jan. 9 - 12 • NRF, New York, New York, Jan. 14 - 16 2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 18 Open

2023 - 11 - 09 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : 19 Open Visit www.neonode.com for more information Follow us on social media

2023 - 11 - 09 20 © Neonode 2001 - 2023 · www.neonode.com · NASDAQ : NEON · Classification : Appendix Open

Non-GAAP Financial Measures

In addition to presenting our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"), we use adjusted gross margin to measure our financial performance. We define adjusted gross margin as gross margin excluding AirBar sales revenues and costs and adjusting for costs and lost revenues caused by a quality issue and one-time write-down of inventory. We believe adjusted gross margin is a meaningful measure because it reflects the performance of our TSM business, which is our current focus. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measures. Our use of adjusted gross margin, a non-GAAP financial measure, has important limitations as an analytical tool because it excludes some, but not all, items that affect the most directly comparable GAAP financial measure. You should not consider adjusted gross margin in isolation or as substitutes for analysis of our results as reported under GAAP. Our definition of non-GAAP adjusted gross margin may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

The following tables presents a reconciliation of adjusted gross margin to gross margin, the most directly comparable GAAP financial measure.

kUSD	**Q1-20**	**Q2-20**	**Q3-20**	**Q4-20**	**Q1-21**	**Q2-21**	**Q3-21**	**Q4-21**	**Q1-22**	**Q2-22**	**Q3-22**	**Q4-22**	**Q1-23**	**Q2-23**	**Q3-23**
Revenue Products	98	66	284	502	355	346	136	118	147	210	155	483	102	84	163
Cost of Sales Products	-36	-72	-198	-496	-270	-212	-98	-342	-51	-93	-80	-552	-47	-28	-227
Gross Profit Products	**62**	**-6**	**86**	**6**	**85**	**134**	**38**	**-224**	**96**	**117**	**75**	**-69**	**55**	**56**	**-64**
Lost revenues TSM quality issue	-	-	-	-	-	-14	12	92	-	-	-	-	-	-	-
Cost of sales TSM quality issue	-	-	-	-	-	4	27	-61	-	-	-	-	-	-	143
Inventory write-down TSM quality issue	-	-	-	-	-	-	-	154	-	-	-	294	-	-	-
Revenue AirBar	1	-0	-60	-21	-43	-	-	-	-13	-	-	-	-4	-	-
Cost of Sales AirBar	-23	27	86	123	39	-4	-7	149	-	-	-	-	-	-	-
Adjusted Gross Profit Products	**40**	**21**	**112**	**109**	**81**	**120**	**70**	**110**	**83**	**117**	**75**	**225**	**51**	**56**	**79**
Gross Margin Products	63%	-9%	30%	1%	24%	39%	28%	-190%	65%	56%	48%	-14%	54%	67%	-39%
Adjusted Gross Margin Products	40%	32%	50%	23%	26%	36%	47%	52%	62%	56%	48%	47%	52%	67%	48%

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© Neonode 2001-2023 · www.neonode.com · NASDAQ: NEON · Classification: Open